UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2017

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Advanced Energy Industries, Inc.
(Exact name of registrant as specified in its charter)

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Delaware	000-26966	84-0846841
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1625 Sharp Point Drive, Fort Collins, Colorado	80525
(Address of principal executive offices)	(Zip Code)

(970) 221-4670
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.
Advanced Energy Industries, Inc. (the "Company") held its 2017 Annual Meeting of Stockholders on Thursday, May 4, 2017 to vote on seven proposals. The following matters as set forth in the Proxy Statement dated March 14, 2017, which was filed with the Securities and Exchange Commission pursuant to Regulation 14A under the Securities Exchange Act of 1934, were voted upon with the results indicated below.
1. Election of seven (7) directors.
The following seven nominees were elected to serve as directors of the Company, with the following votes tabulated:

	For	Withhold	Broker Non-Vote
Frederick A. Ball	33,387,977	475,559	3,325,225
Grant H. Beard	32,289,706	1,573,830	3,325,225
Ronald C. Foster	33,396,378	467,158	3,325,225
Edward C. Grady	33,387,766	475,770	3,325,225
Thomas M. Rohrs	29,250,737	4,612,799	3,325,225
John A. Roush	33,377,034	486,502	3,325,225
Yuval Wasserman	33,429,989	433,547	3,325,225

Each director has been elected to serve until the 2018 Annual Meeting of Stockholders, or until his successor has been elected and qualified or until such director's earlier resignation or removal.

2. Ratification of the appointment of Grant Thornton LLP as Advanced Energy's independent registered public accounting firm for 2017.
The appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for 2017 was ratified, with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
35,780,955	1,383,593	24,213	—

3. Approval of the Company’s 2017 Omnibus Incentive Plan; (including the form of the long term incentive plan attached thereto).
The Company’s 2017 Omnibus Incentive Plan as disclosed in the proxy statement was approved, with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
31,802,763	2,025,047	35,726	3,325,225

4. Approval on the Company's short term incentive plan.
The Company’s short term incentive plan as disclosed in the proxy statement was approved, with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
32,677,015	1,151,666	34,855	3,325,225

5. Advisory approval on the Company's executive compensation of its named executive officers.
The advisory approval of the compensation of the Company's named executive officers as disclosed in the proxy statement was approved, with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
32,285,219	1,539,828	38,489	3,325,225

6. Advisory vote on the frequency of future advisory votes on executive compensation.
The advisory vote on the frequency of future advisory votes on executive compensation as disclosed in the proxy statement was approved, with the following votes tabulated:

1 year	2 years	3 years	Abstain
27,631,156	23,581	6,162,859	—

Based on the voting results set forth above, the Company’s Board of Directors has determined that an advisory vote by the shareholders regarding named executive officer compensation as set forth in the proxy statement will be conducted on an annual basis.

7. Approval of an amendment to the Company’s bylaws to provide that Delaware will serve as the exclusive forum for the adjudication of certain legal disputes.
Approval of an amendment to the Company’s bylaws to provide that Delaware will serve as the exclusive forum for the adjudication of certain legal disputes as disclosed in the proxy statement was approved, with the following votes tabulated:

For	Against	Abstain	Broker Non-Vote
17,866,098	15,971,110	26,328	3,325,225
Given the Directors’ prior approval of the amendment to the Company’s bylaws and the concurrence of shareholders reflected in the voting outcome shown above, such amendment is immediately effective upon the vote.

8. Any other matters of business properly brought before the meeting.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Thomas O. McGimpsey
Date: May 4, 2017	Thomas O. McGimpsey
Executive Vice President, General Counsel and Corporate Secretary